PIPE TRANSACTION	12 Months Ended
Dec. 31, 2021
Private Investment In Public Equity Transaction [Abstract]
PIPE TRANSACTION [Text Block]

5. PIPE TRANSACTION

On December 2, 2020, the Company completed an equity investment in private equity funds indirectly controlled by Insight Holdings Group, LLC (the "Insight Partners") for gross proceeds of USD $20 million (approximately CAD $26.28 million)

Insight Partners were issued 17,287 preferred units (the "Preferred Units") of a newly and wholly owned subsidiary of the Company, Real PIPE, LLC formed under the laws of the State of Delaware, that are exchangeable into the same number of common shares of the Company (Common Shares) and 17,287 share purchase warrants of the Company that are exercisable for Common Shares ("Warrants"). Each Warrant entitled the holder to subscribe and purchase one Common Share at an exercise price of $1.48 (CAD $1.9) for a period of 5 years, subject to certain acceleration terms.

On June 15, 2021, in connection with the listing of Real's common shares on the NASDAQ, Real delivered an Acceleration Notice to certain funds managed by Insight Partners providing for the acceleration of the expiry date to June 30, 2021, of an aggregate 17,287, previously issued Warrants. All Warrants held by Insight Partners were exercised into Common Shares for gross proceeds of $26.6 million (CAD $32.8 million) on June 28, 2021.

On August 3, 2021, Insight Partners were issued an aggregate of 17,287 Common Shares in exchange of the Insight Partners' Preferred Units in connection with the Forced Exchange Event.